UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2008 (April 2, 2008)
Date of Report (Date of earliest event reported)

STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-24015	54-1890464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14040 Park Center Road
Herndon, Virginia 20171

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 28, 2008, SteelCloud, Inc. (the “Company”) filed with the United States Securities and Exchange Commission a Definitive Schedule 14A Information Proxy Statement (the “Proxy Statement”). This Proxy Statement inadvertently stated that Mr. Robert Frick, the Company’s Chief Executive Officer, was a member of the Company’s Executive Committee. The Company wishes to state that this disclosure was a clerical error since Mr. Frick has never served as a member of the Executive Committee. Mr. Frick does, however, serve as an advisor to the Executive Committee, and as such, advises the Executive Committee from time to time on the day to day business of the Company. The Company is currently, and has always been, in compliance with NASDAQ’s Marketplace Rule 4350(c)(4), as it relates to the Company's Executive Committee.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

STEELCLOUD, INC.

By:	/s/ Robert E. Frick Robert E. Frick, Chief Executive Officer

April 4, 2008